EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



      As independent certified public accountants of Nanobac Pharmaceuticals, Incorporated, we hereby consent to the use of our report dated April 12, 2004 in the Company's Form 10KSB filed with the Securities and Exchange Commission.



                                            /s/ AIDMAN, PISER & COMPANY, P.A.


Tampa, Florida
April 15, 2005